VOYA EQUITY TRUST

Voya Real Estate Fund

(the “Fund”)

Supplement dated November 30, 2018

to the Fund’s Class A, Class C, Class I, Class O, Class R, Class R6, Class T and Class W

Prospectus and Summary Prospectus, each dated September 28, 2018

(each a “Prospectus” and collectively the “Prospectuses”)

On November 16, 2018, the Board of Trustees of Voya Equity Trust approved modifications with respect to the Fund’s sub-advisory fee and expense limits effective January 1, 2019.

Effective January 1, 2019, the Fund’s Prospectuses are revised as follows:

1.	The section entitled “Annual Fund Operating Expenses” in the summary section of the Fund’s Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	O
Management Fees	%	0.80	0.80	0.80	0.80
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.25
Other Expenses	%	0.26	0.26	0.12	0.26
Total Annual Fund Operating Expenses	%	1.31	2.06	0.92	1.31
Waivers and Reimbursements[3]	%	(0.11)	(0.11)	(0.07)	(0.11)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.20	1.95	0.85	1.20

Class		R	R6	T4	W
Management Fees	%	0.80	0.80	0.80	0.80
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None	0.25	None
Other Expenses	%	0.26	0.06	0.26	0.26
Total Annual Fund Operating Expenses	%	1.56	0.86	1.31	1.06
Waivers and Reimbursements[3]	%	(0.11)	(0.10)	(0.11)	(0.11)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.45	0.76	1.20	0.95

[1]	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
[2]	Expense information has been restated to reflect current contractual rates.
[3]	The adviser and sub-adviser are contractually obligated to limit expenses to 1.30%, 2.05%, 0.95%, 1.30%, 1.55%, 0.86%, 1.30%, and 1.05% for Class A, Class C, Class I, Class O, Class R, Class R6, Class T, and Class W shares, respectively, through October 1, 2019. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.20%, 1.95%, 0.85%, 1.20%, 1.45%, 0.76%, 1.20%, and 0.95% for Class A, Class C, Class I, Class O, Class R, Class R6, Class T, and Class W shares, respectively, through October 1, 2020. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Fund’s board.

[4]	Other expenses are based on estimated amounts for the current fiscal year.

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2.	The section entitled “Expense Example” in the summary section of the Fund’s Prospectus is deleted and replaced with the following:

Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1YR	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$690	956	1,242	2,054
C	Sold	$298	635	1,098	2,381
	Held	$198	635	1,098	2,381
I	Sold or Held	$87	286	502	1,125
O	Sold or Held	$122	404	708	1,569
R	Sold or Held	$148	482	840	1,847
R6	Sold or Held	$78	264	467	1,052
T	Sold or Held	$369	644	940	1,780
W	Sold or Held	$97	326	574	1,284

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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VOYA EQUITY TRUST

Voya Real Estate Fund

(the “Fund”)

Supplement dated November 30, 2018

to the Fund’s Class A, Class C, Class I, Class O, Class P3, Class R, Class R6, Class T and Class W

Statement of Additional Information (“SAI”) dated September 28, 2018

On November 16, 2018, the Board of Trustees of Voya Equity Trust approved modifications with respect to the Fund’s sub-advisory fee and expense limits effective January 1, 2019.

Effective January 1, 2019 the Fund’s SAI is revised as follows:

1.	The line item with respect to the Fund in the table within the section entitled “Sub-Adviser – Sub-Advisory Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Real Estate Fund	CBRE Clarion Securities LLC (“CBRE Clarion”)

0.400% on the first $200 million of the Fund’s average daily net assets;

0.350% on the next $550 million of the Fund’s average daily net assets;

0.300% on the next $250 million of the Fund’s average daily net assets; and

0.250% of the Fund’s average daily net assets in excess of $1 billion.

2.	The section entitled “Sub-Adviser – Aggregation” is deleted and replaced with the following:

Aggregation

With respect to the annual sub-advisory fee rate for Voya Multi-Manager Mid Cap Value Fund, the Adviser paid Hahn Capital Management, LSV and Wellington Management aggregate sub-advisory fees of $875,523.30, which represented approximately 0.3992% of the Fund’s average daily net assets for the fiscal year ended May 31, 2018. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period.

For purposes of calculating fees for Voya Real Estate Fund, the assets of the Fund are aggregated with the assets of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of Voya Mutual Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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